UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2022
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Element Solutions Inc
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(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 East Broward Boulevard,	Suite 1860	33394
Fort Lauderdale,	Florida	(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code:   (561) 207-9600

Not Applicable
________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ESI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 7, 2022, Element Solutions Inc (the "Company") held its 2022 annual meeting of stockholders (the "2022 Annual Meeting"). The proposals submitted to a stockholder vote at the meeting were described in detail in the Company's Definitive Proxy Statement for the 2022 Annual Meeting, as filed with the Securities and Exchange Commission on April 22, 2022 (the "Proxy Statement"). Stockholders present at the virtual meeting or by proxy represented 235,078,331 shares of common stock (or 94.85% of the 247,833,829 outstanding shares of common stock of the Company at April 11, 2022, the record date for the 2022 Annual Meeting).
At the 2022 Annual Meeting, stockholders (i) elected all of the Company's nominees for director, (ii) approved, on an advisory basis, the compensation of the Company's named executive officers in 2021 ("say-on-pay" vote), (iii) approved, on an advisory basis, the frequency of one year for future say-on-pay votes ("say-on-when" vote), and (iv) ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2022.
The final voting results regarding each proposal are set forth below:
Proposal 1 - Election of Directors: The stockholders entitled to vote approved the election of each of the eight director nominees set forth in the Proxy Statement, each of whom to serve until the Company's 2023 annual meeting of stockholders or until his or her respective successor is duly elected and qualified. The voting results were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Sir Martin E. Franklin	223,992,013	6,348,380	188,432	4,549,506
Benjamin Gliklich	230,152,614	330,840	45,371	4,549,506
Ian G.H. Ashken	227,788,176	2,662,684	77,965	4,549,506
Elyse Napoli Filon	229,474,326	974,352	80,147	4,549,506
Christopher T. Fraser	168,402,390	62,045,019	81,416	4,549,506
Michael F. Goss	228,840,411	1,607,718	80,696	4,549,506
Nichelle Maynard-Elliott	227,664,101	2,783,677	81,047	4,549,506
E. Stanley O'Neal	227,857,096	2,592,397	79,332	4,549,506
Proposal 2 - Say-on-Pay Vote: The proposal on the advisory resolution to approve the compensation of the Company's named executive officers in 2021 as described in the Proxy Statement received the vote of 98.64% of the votes cast by stockholders entitled to vote. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
227,337,903	3,122,002	68,920	4,549,506
Proposal 3 - Say-on-When Vote: The proposal on the advisory resolution to approve the frequency of "1 Year" for future say-on-pay votes received the vote of 93.88% of the votes cast by stockholders entitled to vote.
Based on the foregoing vote, the Company will continue its existing policy of including a non-binding advisory vote on executive compensation in its proxy materials every year until the next required say-on-when stockholder vote.
The detail of the voting results was as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
216,351,192	774,166	13,321,145	82,322	--
Proposal 4 - Ratification of Auditors: The proposal on ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2022 was approved by 99.76% of the votes cast by stockholders entitled to vote. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
234,460,569	563,454	54,308	--

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEMENT SOLUTIONS INC
(Registrant)
June 9, 2022	/s/ John E. Capps
(Date)	John E. Capps
Executive Vice President, General Counsel and Secretary